March __, 2001

Stylecraft Lamps, Inc.
Petals, Inc.
c/o Interiors, Inc.
320 Washington Street
Mount Vernon, NY 10553
Attn: Max Munn

Dear Max:

            Reference is made to the $5,000,000 Senior Subordinated Secured Note Due 2002, dated as of March __, 2001, issued by Stylecraft Lamps, Inc., a Tennessee corporation ("Stylecraft"), and Petals, Inc., a Delaware corporation ("Petals," and, with Stylecraft, the "Companies"), to the order of Interiors Investors, L.L.C., a Delaware limited liability company ("Investors"), (such note, as amended, restated, supplemented or otherwise modified from time to time, the "Note"). Capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Note.

            This letter (this "Letter Agreement") serves to confirm our mutual understanding that, notwithstanding anything contained in the Note or any of the other Loan Documents to the contrary, in addition to any principal or interest payable in respect of the Note, in the event that Interiors, Inc., a Delaware corporation and owner of 100% of the capital stock of the Companies ("Interiors"), consummates any Special Sale (as hereinafter defined) at any time prior to the later of (i) the third anniversary of the date hereof or (ii) the payment in full of all of the principal and interest owing to Investors under the Note, then the Companies shall be required to pay to Investors, in cash, an amount equal to (x) $2,200,000 plus (y) $125,000 for each full calendar month (plus a ratable amount thereof for each portion of a calendar month) elapsed during the period commencing on October 1, 2001 and ending on the transaction closing date of the first such Special Sale (such amount, the "Special Sale Payment"). Following the occurrence of one or more Special Sales, the consideration derived from such Special Sale(s) shall be determined in accordance with the definition of Sale Consideration provided herein and disbursement of such Sale Consideration shall be made pursuant to the terms of the Note and the other Loan Documents. It is expressly acknowledge that the obligations of the Companies hereunder constitute "Obligations" under (and as defined in) the Note.

            For purposes of this Letter Agreement, the following definitions shall apply:

            "Special Sale" shall mean the occurrence of the sale of all or substantially all of the assets and/or capital stock of either or both of Stylecraft and Petals.

            "Sale Consideration" shall mean the total amount of cash and the fair market value of all securities or other property paid or payable directly or indirectly to Interiors or any of its security holders in connection with a Special Sale, including, without limitation, (i) amounts paid (A) pursuant to covenants not to compete, employment contracts, employee benefit plans or other similar arrangements, (B) to holders of any warrants or convertible securities of the Special Sale subsidiary being sold and (C) to holders of any options or stock appreciation rights issued by the Special Sale subsidiary being sold, whether or not vested; (ii) the total amount of indebtedness for borrowed money or similar non-trade liabilities or obligations (including, without limitation, pension liabilities and guarantees) of the Special Sale subsidiary sold which are repaid, retired, extinguished or assumed in connection with the Special Sale; and (iii) in the case of a sale of substantially all of the assets of a Special Sale subsidiary, the total consideration paid for such assets. Amounts paid in escrow in connection with any Special Sale shall also be included as part of the Sale Consideration at the time of the establishment of such escrow.

                                   **********


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

            If this Letter Agreement accurately sets forth your understanding and agreement with respect to the foregoing, please acknowledge your acceptance hereof by signing a copy of this Letter Agreement in the space provided below and returning an executed copy to the undersigned.

                                        Very truly yours,

                                        INTERIORS INVESTORS, L.L.C.


                                        By:_____________________________________
                                        Name:
                                        Title:

ACCEPTED AND AGREED AS OF
THE ___ DAY OF MARCH 2001:

STYLECRAFT LAMPS, INC.

By:_______________________________
Name:
Title:


PETALS, INC.

By:_______________________________
Name:
Title:

ACKNOWLEDGED AS OF
THE ___ DAY OF MARCH 2001:

FOOTHILL CAPITAL CORPORATION,
as Senior Lender to the Companies


By:_______________________________
Name:
Title:


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